SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): February 26, 1997




                       BALTIMORE GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




              Maryland              1-1910           52-0280210
     (State of incorporation)    (Commission       (IRS Employer
                                 File Number)    Identification No.)



              39 W. Lexington Street Baltimore, Maryland   21201
               (Address of principal executive offices) (Zip Code)



                                  410-783-5920
              (Registrant's telephone number, including area code)




                                 Not Applicable
         (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.  Other Events
---------------------

New Power Marketing Business
----------------------------

     We are entering the power marketing business. This new business involves

  o the purchase and sale of electric power and electric power derivatives; and
  o related activities including power brokering, marketing, risk management activities and derivative trading.

     We will pursue this business through a new wholly owned subsidiary, Constellation Power Source, Inc. Goldman Sachs Power, LLC, an affiliate of Goldman Sachs & Co., the investment banking firm, will be exclusive advisor to Constellation Power Source, Inc. for risk management and power marketing.

     We have previously discussed our ongoing evaluation of the rapid changes in the electric utility industry. We consider various strategies to keep us competitive as the industry changes. We concluded that entering the new power marketing component of the electric industry was critical to keeping BGE well positioned as the industry changes. Specifically we believe this new business will

  o allow us to offer additional power products and services through the BGE family of companies,
  o provide us valuable contacts with potential new customers in North America, and
  o position us to expand revenues from our diversified businesses.

Capital to be Contributed
-------------------------

     Our Board approved a $100 million capital investment in Constellation Power Source. This capital will be contributed from our retained earnings from time to time, as needed.

Reorganization of Existing Energy Marketing Companies
-----------------------------------------------------

     We also are reorganizing our other energy marketing businesses. We have formed a new wholly owned subsidiary under BGE that will serve as the holding company for Constellation Power Source and our two other energy marketing companies

  o Constellation Energy Source, Inc. (formerly named BNG,Inc.), a natural gas brokering company with wholesale and retail customers, and
  o BGE Energy Projects & Services, Inc., an energy services business including district heating and cooling systems, private electric and gas distribution systems, energy consulting, power quality, and campus energy systems.

     This new holding company structure for our energy marketing companies will remain in place under Constellation Energy Corporation after BGE and Potomac Electric Power Company complete their pending merger into Constellation Energy Corporation.

Changes in BGE Executive Officers
---------------------------------

     We also are transferring a number of employees to Constellation Energy Source, Inc., including one current executive officer. Charles W. Shivery was elected to President and Chief Executive Officer of three companies

  o     Constellation Power Source,
  o     Constellation Energy Source, and
  o     our new holding company for our energy marketing businesses.

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     Management of BGE Energy Projects & Services,  Inc. also will report to Mr.
Shivery. Mr. Shivery served as BGE's Vice President - Finance & Accounting, Chief Financial Officer and Corporate Secretary since 1993. Mr. Shivery will continue to participate in BGE executive activities and is considered an executive officer of BGE in his new role.

     David A. Brune was elected to replace Mr. Shivery as Vice President - Finance & Accounting, Chief Financial Officer and Corporate Secretary. Mr. Brune, 56, has served as BGE's General Counsel since 1984.


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ITEM 7. Financial Statements and Exhibits
-----------------------------------------


     (c)  Exhibit No. 99       News Release of Baltimore Gas  and
                               Electric  Company  dated  February
                               25, 1997.














                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              BALTIMORE GAS AND ELECTRIC COMPANY
                                                         (Registrant)


Date  February 26, 1997                               /s/   D. A Brune
                                                 D. A. Brune, Vice President
                                                on behalf of the Registrant and
                                                as Principal Financial Officer


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